Exhibit 99.2

KD SCIENTIFIC, INC.

Financial Statements

December 31, 2003

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Shareholder

KD SCIENTIFIC, INC.:

We have audited the accompanying balance sheet of KD Scientific, Inc. (the “Company”) as of December 31, 2003, and the related statements of operations, shareholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KD Scientific, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
May 10, 2004

99.2-2

KD SCIENTIFIC, INC.

Balance Sheet

December 31, 2003

Assets

Cash and cash equivalents	$820,253
Accounts receivable	332,992
Inventory, net	189,445
Prepaid expenses and other current assets	9,863
Total current assets and total assets	$1,352,553

Liabilities and Shareholder’s Equity

Liabilities:
Accounts payable	$130,284
Accrued income taxes	118,904
Accrued professional fees	19,982
Other accrued expenses	1,890
Total current liabilities and total liabilities	271,060
Commitments and contingencies

Shareholder’s equity:

Common stock, par value $1.00 per share; 200,000 shares authorized; 100 shares issued and outstanding	100
Retained earnings	1,081,393
Total shareholder’s equity	1,081,493
Total liabilities and shareholder’s equity	$1,352,553

See accompanying notes to financial statements.

99.2-3

KD SCIENTIFIC, INC.

Statement of Operations

Year ended December 31, 2003

Revenues	$3,334,071
Cost of revenues	1,225,354
Gross profit	2,108,717
Selling, general and administrative expenses	314,528
Income from operations	1,794,189
Interest income	3,270
Income before income taxes	1,797,459
Income tax expense	67,204
Net income	$1,730,255
Income per share, basic and diluted	$17,302.55
Weighted average common shares, basic and diluted	100

See accompanying notes to financial statements.

99.2-4

KD SCIENTIFIC, INC.

Statement of Shareholder’s Equity

Year ended December 31, 2003

	Common Stock		Retained	Net Shareholder’s
	Shares	Amount	Earnings	Equity
Balance at December 31, 2002	100	$100	$647,538	$647,638
Net income	—	—	1,730,255	1,730,255
Distributions to shareholder	—	—	(1,296,400)	(1,296,400)
Balance at December 31, 2003	100	$100	$1,081,393	$1,081,493

See accompanying notes to financial statements.

99.2-5

KD SCIENTIFIC, INC.

Statement of Cash Flows

Year ended December 31, 2003

Cash flows from operating activities:
Net income	$1,730,255
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	8,478
Inventory	149,741
Prepaid expenses and other current assets	(1,726)
Accounts payable	116,286
Accrued pension costs	(425,849)
Accrued income taxes	67,204
Accrued professional fees	19,982
Other accrued expenses	(4,606)
Net cash provided by operating activities	1,659,765
Cash flows from financing activities:
Distributions to shareholder	(1,296,400)
Repayment of advance to shareholder	386,277
Net cash used in financing activities	(910,123)
Increase in cash and cash equivalents	749,642
Cash and cash equivalents at the beginning of year	70,611
Cash and cash equivalents at the end of year	$820,253

See accompanying notes to financial statements.

99.2-6

KD SCIENTIFIC, INC.

Notes to Financial Statements
December 31, 2003

(1)    Organization and Summary of Significant Accounting Policies

(a)   Organization and Business

KD Scientific, Inc. (“KD Scientific” or the “Company”) was incorporated in the state of Massachusetts on May 2, 1991 and is engaged in the business of designing, manufacturing and selling microprocessor-controlled syringe pumps and accessories (its one business segment).  Its products are sold to various companies and research institutions that conduct scientific research or manufacture equipment used for scientific research.  The Company operates in the United States.

(b)   Use of Estimates and Assumptions

The preparation of KD Scientific’s financial statements requires the use of estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingencies as of the financial statement date and the reported amounts of revenues and expenses during the reporting period.  Estimates and assumptions are based on the best available information.  Actual results could differ from the estimates and assumptions.

(c)   Revenue Recognition

KD Scientific recognizes revenue when products are shipped and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is reasonably assured, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable.  The Company provides for estimated amounts of future returns upon shipment of products based on historical experience.

(d)   Cash and Cash Equivalents

KD Scientific considers all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.  Cash and cash equivalents consist of amounts on deposit with a commercial bank and a mutual fund company in demand and money market accounts.

(e)   Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate their fair values due to the short maturity of these instruments.

(f)    Inventories

Inventories are stated at the lower of cost or market.  Cost is determined using the first-in, first-out method and market is based on net realizable value.

(g)   Income Taxes

Income taxes include state income taxes.  The Company is an “S” corporation for Massachusetts and federal income tax purposes; accordingly, such taxes are borne by the sole shareholder.

99.2-7

The Company uses the asset and liability method of accounting for income taxes.  Under the asset and liability method, deferred income taxes are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under the asset and liability method, the effect on deferred taxes or a change in tax rates is recognized in income in the years that include the enactment date.

(h)   Income Per Share

Basic income per share is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period.  There were no potentially dilutive securities outstanding during the period and, therefore, dilutive income per share is equal to basic income per share.

(i)    Recently Adopted Accounting Standards

In December 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 132 (revised), Employers’ Disclosures about Pensions and Other Postretirement Benefits.  SFAS No. 132 (revised) prescribes employers’ disclosures about pension plans and other postretirement benefit plans; it does not change the measurement or recognition of those plans.  SFAS No. 132 (revised) also requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans.  SFAS No. 132 (revised) generally is effective for fiscal years ending after December 15, 2003.  As the Company’s pension plan was terminated as of December 31, 2003, the additional disclosures which would have been effective as of December 31, 2003 are not required.

In June 2001, SFAS No. 143, Accounting for Asset Retirement Obligations, was issued.  SFAS No. 143 applies to legal obligations associated with the retirement of certain tangible long-lived assets.  This Statement is effective for fiscal years beginning after June 15, 2002.  The Company adopted SFAS No. 143 on January 1, 2003.  The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

In May 2002, SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections, was issued.  SFAS No. 145, which is effective for fiscal years beginning after May 15, 2002, rescinds SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt–an Amendment of APB Opinion No. 30; SFAS No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements–an Amendment of FASB Statement No. 4; and SFAS No. 44, Accounting for Intangible Assets of Motor Carriers-an Amendment of Chapter 5 of ARB No. 43 and an interpretation of APB Opinions 17 and 30.  This Statement also amends SFAS No. 13, Accounting for Leases, to eliminate an inconsistency between the required accounting for sale-leaseback transactions.  This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions.  The Company adopted SFAS No. 145 on January 1, 2003.  The adoption of SFAS No. 145 did not have a material impact on the Company’s results of operations or financial position.

In July 2002, SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, was issued.  SFAS No. 146 is based on the fundamental principle that a liability for a cost associated with an exit or disposal activity should be recorded when it (1) is incurred, and (2) can be measured at fair value.  SFAS No. 146 is effective for exit and disposal activities initiated after December 31, 2002.  The Company adopted SFAS No. 146 on January 1, 2003.  The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

99.2-8

In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of FASB Statements No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34.  This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued.  The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken.  The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002.  The disclosure requirements are effective for financial statements of interim and annual periods ending after December 31, 2002.  The Company adopted this Interpretation on January 1, 2003 and there was no material impact on the Company’s results of operations or financial position.

In December 2003, the FASB issued FASB Interpretation No. 46 (revised December 2003) (“FIN 46R”), Consolidation of Variable Interest Entities, which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity.  FIN 46R replaces FASB Interpretation No. 46, Consolidation of Variable Interest Entities, which was issued in January 2003.  The Company will be required to apply FIN 46R to variable interests in VIEs created after December 31, 2003.  For variable interests in VIEs created before January 1, 2004, the Interpretation will be applied beginning on January 1, 2005.  For any VIEs that must be consolidated under FIN 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially would be measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.  If determining the carrying amounts is not practicable, fair value at the date FIN 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE.  The Company does not believe the adoption of this Interpretation will have a material impact on its results of operations or financial position.

In November, 2002, the Emerging Issues Task Force (“EITF”) reached a consensus on Issue No. 00-21, Revenue Arrangements with Multiple Deliverables.  EITF Issue No. 00-21 addresses the accounting, by a vendor, for contractual arrangements in which multiple revenue-generating activities will be performed by the vendor.  The Issue addresses when and, if so, how an arrangement involving multiple deliverables should be divided into separate units of accounting.  The Issue also addresses how the arrangement consideration should be measured and allocated to the separate units of accounting in the arrangement.  This Issue otherwise does not change applicable revenue recognition criteria.  Companies are required to adopt this consensus for fiscal periods beginning after June 15, 2003.  Companies may apply this consensus prospectively to new arrangements initiated after the date of adoption or as a cumulative catch-up adjustment.  The Company prospectively adopted the provisions of the EITF’s consensus on this Issue on July 1, 2003 and has determined that the application did not have a material impact on the Company’s results of operations or financial position as of and for the six months ended December 31, 2003.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. This Statement requires that certain instruments that were previously classified as equity on a company’s statement of financial position now be classified as liabilities.  The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  The Company has determined that application of this Statement did not have a material impact on the Company’s results of operations or financial position.

99.2-9

(2)    Inventories

Inventories consist of the following at December 31, 2003:

Raw materials	$98,406
Work in progress	31,077
Finished goods	59,962
$189,445

(3)    Leases

KD Scientific leases its manufacturing and office site in New Hope, Pennsylvania from the Company’s sole shareholder on a tenant-at-will basis.  Rent expense for the year ended December 31, 2003 was $19,681.

(4)    Employee Benefit Plans

KD Scientific maintained a defined benefit pension plan covering its full-time employee.  Benefits are based on years of service and the employee’s highest consecutive three year average salary before retirement, subject to a $200,000 cap.  Legal funding standards of the United States are followed to maintain sufficient assets in the trust fund to meet the benefit obligations.  The pension plan was terminated as of December 31, 2003 at which time the participant was fully vested in the plan.

The components of the Company’s pension expense for 2003 follows:

Components of net periodic benefit cost:
Service cost	$109,290
Interest cost	87,327
Actual return on investment assets	(44,287)
Net amortization gain	(803)
Net periodic benefit cost	$151,527

The change in benefit obligation and the fair value of the plan assets during the year ended December 31, 2003, including the settlement amounts as of the plan termination date, are as follows:

Change in benefit obligation:
Balance at beginning of year	$1,518,739
Service cost	109,290
Interest cost	87,327
Change in insurance policy cash values	20,640
Unrecognized net gain	(14,225)
Plan settlement	(1,721,771)
Balance at end of year	$—

99.2-10

Change in fair value of plan assets:
Balance at beginning of year	$1,092,697
Actual return on investment assets	44,287
Change in insurance policy cash values	20,640
Employer contributions	576,766
Plan settlement	(1,734,390)
Balance at end of year	$—

The weighted average assumptions used in determining the 2003 net periodic benefit cost for the pension plan are as follows:

Weighted average assumptions:
Discount rate	5.75%
Expected return on assets	5.75%
Rate of compensation increase	3.00%

(5)    Concentration of Credit Risk

KD Scientific is subject to credit risk from certain of its financial instruments, primarily accounts receivable.  Credit risk inherent in accounts receivable arises when significant amounts are due from any single customer.  At December 31, 2003, three customers accounted for 32%, 14% and 10% of accounts receivable, respectively.  No other customer accounted for more than 10% of accounts receivable at December 31, 2003.  For the year ended December 31, 2003, three customers accounted for 14%, 12% and 11% of revenues, respectively.  No other customer accounted for more than 10% of revenues for the year ended December 31, 2003.

(6)    Subsequent Event

On March 3, 2004, the sole shareholder of KD Scientific sold all of the issued and outstanding shares of KD Scientific, Inc. to Harvard Bioscience, Inc.

(7)    Contingencies

The Company is subject to legal proceedings and claims arising out of its normal course of business.  Management is not aware of any legal proceedings or claims which would have a material impact on the Company’s results of operations or financial position.

99.2-11